                                                                    EXHIBIT 10.7


______ Common Shares                                                  Void after
Without Par Value                                                  May 16, 1999.



                             SHARE PURCHASE WARRANT
                             ----------------------


                             DATAWAVE SYSTEMS INC.
                             ---------------------
                                (the "Company")



This is to certify that, for value received, ______________ (the "Warrant Holder") of _________________________________________________ has the right to purchase from the Company, upon and subject to the terms and conditions hereinafter referred to, ______ common shares without par value (the "Shares") in the capital of the Company. The Shares may be purchased at a price of $0.20 (Canadian) per Share at any time up to 5:00 p.m. local time in Vancouver, B.C. on May 16, 1999. The right to purchase the Shares may be exercised in whole or in part, by the Warrant Holder only, at the price set forth above (the "Exercise Price") within the time set forth above by:


(a) completing and executing the Subscription Form attached hereto for the number of the Shares which the Warrant Holder wishes to purchase, in the manner therein indicated;


(b) surrendering this Warrant Certificate, together with the complete Subscription Form, to Montreal Trust Company of Canada, (the "Transfer Agent") at 4th Floor, 510 Burrard Street, Vancouver, British Columbia; and


(c) paying the appropriate Exercise Price, in Canadian funds, for the number of the Shares of the Company subscribed for, either by certified cheque or bank draft (drawn on a Canadian Chartered Bank) or money order payable to the Company in Vancouver, British Columbia.


Upon surrender and payment, the Company shall issue to the Warrant Holder or to such other person or persons as the Warrant Holder may direct, the number of the Shares subscribed for and will deliver to the Warrant Holder, at the address set forth on the subscription form, a certificate or certificates evidencing the number of the Shares subscribed for. If the Warrant Holder subscribes for a number of Shares which is less than the number of Shares permitted by this warrant, the Company shall forthwith cause to be delivered to the Warrant Holder a further Warrant Certificate in respect of the balance of Shares referred to in this Warrant Certificate not then being subscribed for.

In the event of any subdivision of the common shares of the Company (as such common shares are constituted on the date hereof) into a greater number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be subdivided in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as subdivided.

In the event of any consolidation of the common shares of the Company (as such common shares are constituted on the date hereof) into a lesser number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be consolidated in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as consolidated.

In the event of any capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation (by arrangement, take over, reorganization or otherwise) of the Company with another corporation at any time while this warrant is outstanding, the Company shall thereafter deliver at the time of purchase of the Shares hereunder the number of common shares the Warrant Holder would have been entitled to receive in respect of the number of the Shares so purchased had the right to purchase been exercised before such capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation.

If at any time while this, or any replacement, warrant is outstanding:

(a) the Company proposes to pay any dividend of any kind upon its common shares or make any distribution to the holders of its common shares;

(b) the Company proposes to offer for subscription pro rata to the holders of its common shares any additional shares of stock of any class or other rights;

(c) the Company proposes any capital reorganization or classification of its common shares or the merger or amalgamation of the Company with another corporation; or

(d) there is a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall give to the Warrant Holder at least seven days prior written notice (the "Notice") of the date on which the books of the Company are to close or a record is to be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, amalgamation, dissolution, liquidation or winding-up. The Notice shall specify, in the case of any such dividend, distribution or subscription rights, the date on which holders of common shares of the Company will be entitled to exchange their common shares for securities or other property deliverable upon any reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be. Each Notice shall be delivered by hand, addressed to the Warrant Holder at the address of the Warrant Holder set forth above or at such other address as the Warrant Holder may from time to time specify to the Company in writing.

This Warrant and all fights hereunder will be void on the date 30 days after the Warrant Holder ceases to be an employee of the Company save and except where the Warrant Holder ceases to be an employee of the Company as a result of:

(a) termination for cause (as defined by common law, unless defined in an employment agreement between the Employee and Datawave (or a subsidiary or affiliate) then in effect, in which case as defined therein); or

(b) by order of the Superintendent of Brokers for B.C., B.C. Securities Commission, Vancouver Stock Exchange or any securities regulatory body having jurisdiction to so order (other than as a result of an act or omission of the Company not involving the Employee), in which case this Warrant and all rights hereunder will be void on the date the Warrant Holder ceases to be an employee of the Company.

The holding of this Warrant Certificate or the Warrants represented hereby does not constitute the Warrant Holder a member of the Company.

Nothing contained herein confers any right upon the Warrant Holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to 5:00 p.m. local time in Vancouver, B.C. on May 16, 1999 and from and after such time, this Warrant and all rights hereunder will be void.

The Warrants represented by this Warrant Certificate are non-transferable. Any common shares issued pursuant to this Warrant will bear the following legends:


     "The shares represented by this certificate are subject to a hold period expiring at midnight on May 16, 1998 and may not be traded in British Columbia until the expiry of the hold period except as permitted by the Securities Act (British Columbia) and regulations made under the Act."

     "The shares represented by this certificate have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof. No such sale or disposition may be effected without an effective registration statement related thereto or an opinion of counsel satisfactory to the company that such registration is not required under the Securities Act of 1933."


Time will be of the essence hereof.


This Warrant Certificate is not valid for any purpose until it has been signed by the Company.


IN WITNESS WHEREOF, the Company has caused its common seal to be hereto affixed and this warrant certificate to be signed by one of its directors as of the 16th day of May, 1997.



DATAWAVE SYSTEMS, INC.

Per:

/s/
-----------------------------
Authorized Signatory

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, OR EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1993.

                               SUBSCRIPTION FORM
                               -----------------


To:      Datawave Systems Inc. (the "Company")
And to:  the directors thereof.



Pursuant to the Share Purchase Warrant made the 11th day of March, 1997, the undersigned hereby subscribes for and agrees to take up ________ common shares without par value (the "Shares") in the capital of the Company, at a price of $1.00 (Canadian) per Share for the aggregate sum of $_________ (the "Subscription Funds"), and encloses herewith a certified cheque, bank draft or money order payable to the Company in Vancouver, B.C. in full payment of the Shares.


The undersigned hereby requests that:


(a)  the Shares be allotted to the undersigned;


(b) the name and address of the undersigned as shown below be entered in the registers of members and allotments of the Company;


(c) the Shares be issued to the undersigned as fully paid and non-assessable common shares of the Company; and


(d) a share certificate representing the Shares be issued in the name of the undersigned.



Dated this ______ day of ______________,19__.


DIRECTION AS TO REGISTRATION:


(NAME AND ADDRESS EXACTLY AS YOU WISH THEM TO APPEAR ON YOUR SHARE CERTIFICATE
                  -------
AND IN THE REGISTER OF MEMBERS.)



Full Name:             _______________________________________



Full Address:          _______________________________________

                       _______________________________________

                       _______________________________________

                       _______________________________________

Signature of Subscriber:      ________________________________